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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

The China-U.S. Growth Fund
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

The China-U.S.
Growth Fund

ANNUAL REPORT

October 31, 2007

Dear Shareholders,  November 23, 2007

Roller coaster: it's an apt metaphor for the past fiscal year. With the sharp run-up in the stock market through June, followed by the near-meltdown of those parts of the financial sector exposed to housing and mortgages, there were times when the financial markets felt like a long weekend at Six Flags Great Adventure. Even investors with cast-iron stomachs were wondering: why did this happen? How long can it continue? And is there an upside?

Once again, perceptions were more dramatic than realities. For all the agita in the markets, the indices posted solid gains in the United States, not to mention throughout the world, and the day-to-day volatility was ultimately less than the sum of its parts. Economic growth chugged along and most companies showed decent if not downright good earnings growth — with the notable and glaring exception of the financial sector in the third quarter of 2007. In short, there was noise, drama and even smoke, but not much actual fire. Or back to the initial metaphor, the roller coaster ride was full of sharp turns, shrieks, and moments of fear and anticipation, but the car stayed on the tracks, the ride ended safely, and most people even made some progress along the way.

Black Friday Revisited

In the financial markets it was a year of milestones and anniversaries. Both the S&P 500 Indexi and the Dow Jones Industrial Averageii reached new heights during the year, with the Dow breaking 13,000 and then 14,000 twice. But October 19, 2007 was a more somber milestone: the 20th anniversary of Black Friday on Wall Street. In the days before, pundits didn't hesitate to predict a "curse" coming back to haunt the markets. (Sounds ridiculous, but a surprising number of articles had that exact headline the next morning.) Sure enough, the Dow tumbled by 247 points, but that was nothing compared to that one-day 508-point loss in 1987, especially in percentage terms. In today's market the Dow would have had to shed about 3,100 points in one day to be comparable to the crash of '87.

Three times this past year U.S. markets fell sharply. On February 27, the Dow lost 314 points, with a total decline of 736 points from February 20 to March 5. The sell-off was triggered by rumors of a possible Chinese government squeeze on credit. Then, the Dow climbed a total of 1,910 points over the following four months to register a new record of 14,000 on July 19. Through the end of July, the markets were turbulent as the sub-prime mortgage debacle unfolded. From July 26 through August 6, the Dow roller coaster went up and down with dizzying speed, with some days showing losses as great as 268 points while others showed gains of up to 169 points. But the true second phase of the market sell-off happened during the headiest days of the credit crunch — from August 8 to August 16 — with the Dow experiencing a total loss of 812 points. That was followed by a September rally that recouped most of the lost ground.

The third sell-off period occurred during the final weeks of the fiscal year, and lasted from October 11 through November 12 — when the Dow shed a total of 1,167 points, as the sub-prime mess erupted into a full-blown credit crisis involving banks and financial institutions. Even the tech sector — one of the strongest performers for the year — saw a steep pullback at the end of October. However, after each sell-off, the markets rebounded stronger than ever, and in some cases — as in the February drop — the markets moved into a long period of steady uphill climb.

To push our roller coaster metaphor even further — the number of extreme single day swings was even greater than the sell-off periods. In 2007, the Dow saw no less than eight days of single-day losses of more than 200 points (the largest being 314 points) and six days of gains of more than 169 points (with the largest being 319 points). Most telling, perhaps, is that on three separate days (August 16, 17, and November 8) the day's close showed little movement, yet during the day the Dow had swooned more than 442 points. On November 8, for example, the Dow fell 462 points before climbing back to a 64 point loss at day's end.

We believe the year's turbulence emphasizes a trend that has become more noticeable with each passing year: high-levels of short-term volatility and economic concerns unfolding against a backdrop of unusual global economic stability. The fact that so many people felt so unsettled even while the markets remained up for the year should tell us something about the disconnect between how people feel and what has actually been happening.

Global Growth and Earnings

Fifty years ago it was perfectly fair to say "as goes the U.S. economy, so go U.S. companies and their stocks." Today that no longer holds true. Earnings this year indicate that the trajectory of companies is different and more positive than that of countries and that the United States is no longer the sole guide to the health of U.S. firms. While U.S. GDP grew a paltry 0.6% in the first quarter of 2007, the companies of the S&P 500 Index registered nearly 8% growth. And, while economic data still matters, it is no longer a good idea to use the U.S. economy as an automatic proxy for how U.S. companies, or their stock prices, will perform.

The world economy has grown at a 4% annual pace for the past several years; according to BCA research, this has been the strongest expansion phase since 1960. And earnings for many companies — especially innovative growth companies — continue to benefit from very strong international growth, which has begun to "decouple" from dependence on the U.S. economy. One consumer company recently reported 2% growth in the U.S. market and 17% growth abroad with more than 50% growth in China alone. In fact, global equity markets have been on a tear and many U.S.-listed companies are benefiting from the same global growth trends. Especially for the larger companies of the S&P 500, the U.S. is simply one market, albeit a large and vital aspect of their global business model.

The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Corporate profits have been boosted by a continuing weak dollar which inflates the reported dollar profits of U.S.-listed companies.

At the same time, global interest rates have compressed, with both short-term and long-term rates as well as corporate and government rates converging between 4% and 5%. One negative consequence of that compression is that many fixed-income managers have taken oversize risks in an attempt to generate above average returns, and the consequences of those risks has been nothing short of a debacle for many funds and for financial institutions exposed to housing and mortgage-backed securities.

The China Syndrome

This year, the drum beat of negative U.S. press regarding China occurred just as China has emerged as a major force on the global economic stage. The chorus has been growing that China represents a threat to the United States, if not in currency "manipulation" then in its unsafe products, from tires to pet food to toys. Last year, the sharply rising trade deficit and current account deficit with China generated pressure in Congress to force China to allow its currency (the Yuan) to appreciate more rapidly against the U.S. dollar.

Overlooked in the China uproar is that China partly subsidizes U.S. spending and consumption by purchasing hundreds of billions of dollars worth of U.S. Treasuries. China has also become an integral market for U.S. goods and companies, as the purchasing power of Chinese consumers rises rapidly. U.S. exports to China have gone from $16 billion in 2000 to $55 billion in 2006, making China and Hong Kong the third largest market in the world for U.S. goods. Macau is already a larger market for U.S. gaming companies than Las Vegas, and many multinationals are seeing some of their fastest, most substantial growth from selling to China, not from sourcing in China.

The Sub-Prime Mortgage Mess

In August, the mortgage mess transmogrified into a global financial panic that seemed on the verge of draining not just excess liquidity out of the system but all liquidity. If that had happened — and there was some risk that it was about to — financial systems would have ground to a halt. Short-term liquidity in the form of commercial paper is to the financial system what water is to the body. Without it, all bets are — literally — off.

What threatened the financial system was that the leveraged exposure was substantially greater than the actual size of defaults or outstanding low-credit loans. Wall Street didn't simply "securitize" loans by slicing and dicing them. It buried them in packages of other loans and then bundled them with higher credit loans. When mortgage defaults began to rise on the lower end of the spectrum, many Wall Street institutions and hedge funds realized that they didn't really know which of these various loan derivatives were good and which were bad. The result was that trading in almost anything mortgage-related froze in the middle of July, creating a domino effect. Lenders and mortgage brokers tightened lending standards and banks demanded more collateral, not just for home loans, but for credit lines to hedge funds and private equity firms. Suddenly, getting a loan of any sort went from incredibly easy to astonishingly difficult.

That crisis was — at least temporarily — averted by the aggressive action of the Federal Reserve which cut the Fed funds rate by 50 basis points (one-half a percentage point) to 4.75% in mid-September. The rate cut was a welcome and perhaps essential step in preventing the mortgage mess from imperiling the financial system. Whether or not the rate cuts (the Fed cut an additional quarter point on the last day of this fiscal year, October 31) will have any lasting impact, or if they were merely a demonstration that the Fed could and would act if necessary, remains to be seen.

Our conclusion: it will continue to be a painful and dislocating period for real estate and for millions of people exposed to its descent. Low-end consumers, and many in the middle, will feel the pain. As adjustable-rate mortgages reset, there will be substantial numbers of foreclosures. Some Wall Street investment firms will lose money; many already have. But we do not believe that the global financial system is in jeopardy, nor do we think that the housing bust will severely dent corporate profits in those sectors of the economy not directly exposed to housing and mortgage-backed financial instruments. One unintended consequence is that stocks may ultimately benefit from the meltdown if investors find themselves turning to equities as a safe haven.

Portfolio Matters

For the fiscal year ending October 31, 2007, the China-U.S. Growth Fund gained 83.01%. During the same period the S&P 500 Index returned 14.56%, and the MSCI Zhong Hua Indexiii gained 107.79%.

In the Information Technology sector, the Fund, at an average weight of 20.59% was overweight both benchmarks, but outperformed them both. In this sector, the Fund saw strong performances from companies such as MEMC Electronic Materials, Inc., a global supplier of silicon wafers to the semiconductor industry, Simplo Technology Co. Ltd., a major provider of Battery pack, Lithium-battery pack, Notebook PCs battery, and other products, and Hon Hai Precision Industry Co. Ltd., one of the world's largest contract electronics manufacturers.

The Fund's next largest sector exposure was the Industrials sector. At an average weight of 15.51%, the Fund was overweight compared to both the benchmarks, but outperformed them. Solid contributors included China Infrastructure Machinery Holding, the third largest wheel loader manufacturer in China, Sany Heavy Industry Co. Ltd., a manufacturer of construction engineering machineries, and Yangzijiang Shipbuilding Holdings Ltd., a manufacturer of shipping industry vessels.

Asian markets saw heavy activity in the Consumer Discretionary sector and the Fund, at an average weight of 13.74% was overweight both benchmarks and showed a mixed performance, outperforming the S&P 500 and underperforming the MSCI Zhong Hua. Several Fund holdings in this sector performed strongly, including: New Oriental Education and Technology Group, China's largest provider of private education services, China LotSynergy Holdings Ltd., a corporation engaged in lottery business services and related sectors, and Peace Mark Holdings Ltd., a leading watch company.

In the Financials sector, the Fund, at an average weight of 12.62%, was underweight compared to both benchmarks, and showed mixed performance, outperforming the S&P 500 and underperforming the MSCI Zhong Hua. Holdings in this sector were bolstered by performances from Ping An Insurance Group Co. of China, China Merchants Bank Co. Ltd., and PICC Property & Casualty Co.

In the Materials sector, with an average weighting of 9.93%, the Fund was overweight and outperformed the S&P 500, but underweight and underperformed the MSCI Zhong Hua. China National Building Material Co., Schnitzer Steel Industries, Inc. and Companhia Vale do Rio Doce, a global, diversified mining company and the second largest mining company in the world performed strongly in this sector.

The Fund's energy holdings, at an average weight of 7.85%, were underweight both benchmarks and outperformed the S&P 500, while underperforming the MSCI Zhong Hua. Contributors included National Oilwell Varco, Inc., a premier oil and gas drilling company, CNOOC Ltd., which focuses on the exploitation, exploration and development of crude oil and natural gas offshore of China, and Yanzhou Coal Mining Co. Ltd.

Strong performances across sectors compensated for some detractors including China Overseas Land and Investment Ltd., a firm engaged in investment holdings, property investment and provision of management services to its subsidiaries, Citigroup, Inc., Starbucks Corp., and Circuit City Stores, Inc.

In Summary

Wall Street tends to react to sudden changes in the status quo with apocalyptic rhetoric. Though we don't take the psychology of the markets lightly, proprietary indicators that we have used for many decades suggest that while these roller coaster movements may continue, the fundamental picture for many growth companies remains positive.

The early fall pullback was steep, with the S&P losing about 10%, but it is still in the realm of normal given recent trends. There have been much steeper corrections in emerging markets over the past three years, followed by equally steep recoveries and subsequent gains. In each of those previous sell-offs, there was no dearth of commentary that some structural weakness in the markets was being exposed yet predictions of doom and gloom proved either premature or simply wrong.

With continued global expansion, the unwinding of the mortgage mess and what likely will be a hectic and turbulent U.S. election season, 2008 looks to be unsettled in the equity markets. Swoons which came fast and furious in 2007 may happen even faster and be even more furious.

But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem to us either weak or overvalued. As bottom-up stock pickers, we believe these market sell-offs offer excellent opportunities to add or increase positions in growth companies whose opportunities are, in fact, just beginning.

Respectfully submitted,

Daniel C. Chung	Zachary Karabell

Chief Investment Officer	Chief Economist

i  Standard & Poor's 500 Index is an index of the 500 largest companies in the United States.

ii  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

iii  The MSCI Zhong Hua Index is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong) and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors).

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund returns represent the fiscal 12 month period return of Class A shares prior to the deduction of any sales charges. The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standardized performance results can be found on the following page. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund's management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned should be considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of fund holdings as of October 31, 2007. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, were held by the Fund during the Fund's fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with the Chinese markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The China-U.S. Growth Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

THE CHINA-U.S. GROWTH FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in The China-U.S. Growth Fund, with an initial 5.25% maximum sales charge, the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) on November 3, 2003, the inception date of The China-U.S. Growth Fund, through October 31, 2007. Figures for The China-U.S. Growth Fund, the S&P 500 Index and the MSCI Zhong Hau Index include reinvestment of dividends.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	SINCE INCEPTION
AS OF 10/31/07
The China-U.S. Growth Fund (Inception 11/3/03)	73.40%	31.73%
S&P 500 Index	14.56%	11.76%
MSCI Zhong Hau Index	107.79%	35.33%
AS OF 9/30/07
The China-U.S. Growth Fund (Inception 11/3/03)	62.45%	29.16%
S&P 500 Index	16.44%	11.58%
MSCI Zhong Hau Index	89.24%	31.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The fund's total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at ww.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY† (Unaudited)

VALUE (%)
United States	46.7%
China	20.3
Hong Kong	22.3
VALUE (%)
Taiwan	5.6%
Cash and Net Other Assets	5.1
100.0%

† Based on net assets.

THE CHINA-U.S. GROWTH FUND

Schedule of Investments (Unaudited) October 31, 2007

COMMON STOCKS—94.0%	SHARES	VALUE
UNITED STATES—46.7%
AEROSPACE & DEFENSE—1.7%
BE Aerospace, Inc.*	37,700	$1,874,067
Boeing Company	15,950	1,572,510
		3,446,577
AIR FREIGHT & LOGISTICS—1.0%
Expeditors International of Washington, Inc.	43,300	2,193,145
BEVERAGES—1.9%
Anheuser-Busch Companies, Inc.	37,950	1,946,076
PepsiCo, Inc.	25,250	1,861,430
		3,807,506
CASINOS & RESORTS—.8%
Bally Technologies Inc.*	37,700	1,520,441
CHEMICALS—2.2%
Agrium Inc.	26,550	1,687,783
Monsanto Company	29,500	2,880,085
		4,567,868
COMMUNICATION EQUIPMENT—2.6%
Cisco Systems, Inc.*	54,400	1,798,464
Corning Incorporated	67,650	1,641,865
QUALCOMM Inc.	41,000	1,751,930
		5,192,259
COMPUTERS & PERIPHERALS—1.6%
Autodesk, Inc.*	29,850	1,459,665
Memc Electronic Materials, Inc.*	24,450	1,790,229
		3,249,894
COMPUTER TECHNOLOGY—.8%
Atheros Communications*	47,600	1,670,760
DRUGS & PHARMACEUTICALS—1.0%
United Therapeutics Corporation*	28,400	1,943,696
EDUCATION—1.4%
New Oriental Education-SP ADR*#	31,800	2,846,736
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—1.0%
Spreadtrum Communications, Inc. ADR*#	159,950	2,066,554
ENERGY—1.3%
JA Solar Holdings Co. Ltd. ADR*#	46,500	2,678,400
ENERGY EQUIPMENT & SERVICES—1.7%
National-Oilwell Varco Inc.*	27,250	1,995,790
Schlumberger Limited	15,300	1,477,521
		3,473,311

THE CHINA-U.S. GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
FINANCIAL SERVICES—2.0%
CME Group Inc.	3,000	$1,998,750
UBS AG	36,750	1,973,108
		3,971,858
FREIGHT & LOGISTICS—.4%
FedEx Corp.	8,500	878,390
FOOD & BEVERAGES—1.5%
Yum! Brands, Inc.	77,100	3,104,817
HOTELS, RESTAURANTS & LEISURE—2.5%
Ctrip.com International Ltd. ADR#	42,250	2,381,210
MGM MIRAGE*	15,550	1,424,535
Starbucks Corporation*	40,700	1,085,876
		4,891,621
HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Company	33,450	2,325,444
INSURANCE—1.0%
American International Group, Inc.	30,800	1,944,096
INTERNET SOFTWARE & SERVICES—4.2%
Baidu.com, Inc. ADR*#	4,300	1,644,707
Netease.com Inc. ADR*#	124,900	2,599,169
SINA Corp.*	40,200	2,304,666
Yahoo! Inc.*	63,300	1,968,630
		8,517,172
MACHINERY—3.2%
Caterpillar Inc.	36,250	2,704,612
Manitowoc Company, Inc.	37,550	1,849,713
Shanghai Zhenhua Port Machinery Co. Ltd.	554,100	1,896,684
		6,451,009
MEDIA—.7%
News Corporation Cl. A	64,150	1,390,131
MEDICAL DEVICES—.7%
Mindray Medical International Limited ADR#	32,756	1,302,379
METALS—.8%
Thompson Creek Metals Co.,Inc.*	63,550	1,671,378
METALS & MINING—3.6%
Cameco Corporation	31,600	1,549,980
Companhia Vale do Rio Doce (CVRD) ADR*#	65,650	2,473,692
Freeport-McMoRan Copper & Gold, Inc. Cl. B	16,322	1,920,773
Schnitzer Steel Industries, Inc. Cl. A	18,150	1,199,171
		7,143,616

THE CHINA-U.S. GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS—1.3%
Petroleo Brasileiro S. A. ADR#	28,150	$2,691,985
PHARMACEUTICALS—1.1%
Johnson & Johnson	32,450	2,114,766
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—.7%
NVIDIA Corporation*	40,750	1,441,735
TEXTILES, APPAREL & LUXURY GOODS—1.7%
Deckers Outdoor Corporation*	7,550	1,055,415
NIKE, Inc. Cl. B	34,150	2,262,779
		3,318,194
UTILITIES—1.1%
Veolia Environnement ADR#	25,200	2,261,196
TOTAL UNITED STATES (Cost $70,288,541)		94,076,934
CHINA—19.4%
BUILDING & CONSTRUCTION—.8%
Yangzijiang Shipbuilding Holdings Limited*	936,000	1,641,028
BUILDING PRODUCTS—1.0%
Zhejiang Glass Company Limited*	1,634,000	2,141,900
COMMERCIAL BANKS—.8%
Bank of Communications Ltd.	918,000	1,660,520
CONSTRUCTION & ENGINEERING—1.7%
China National Building Material Company Ltd.	804,000	3,516,489
INDUSTRIAL CONGLOMERATES—.9%
Beijing Enterprises Holdings Limited	281,000	1,729,331
INSURANCE—4.1%
China International Life Insurance Co. Cl. H	512,000	3,398,669
PICC Property and Casualty Cl. H	1,111,997	2,324,193
Ping An Insurance (Group) Company of China Limited	184,000	2,544,873
		8,267,735
MANUFACTURING—1.1%
Guangzhou Shipyard Intl. Co.-H*	278,000	2,277,571
MEDICAL SERVICES—1.4%
WuXi PharmaTech Cayman Inc. ADR*#	72,700	2,798,223
METALS & MINING—1.2%
Yanzhou Coal Company Limited	1,106,617	2,364,347
OIL & GAS—1.4%
China Petroleum & Chemical Corp. (Sinopec)	1,828,000	2,749,972

THE CHINA-U.S. GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOFTWARE—.3%
AGTech Holdings Limited*	3,260,000	$521,546
TRANSPORTATION—1.5%
China Shipping Container Lines Company Limited	2,317,250	3,031,547
UTILITIES—.4%
Guangdong Investment Limited	1,152,000	783,279
WIRELESS TELECOMMUNICATION SERVICES—2.8%
China Mobile (Hong Kong) Limited	280,500	5,681,801
TOTAL CHINA (Cost $19,084,962)		39,165,289
HONG KONG—22.3%
AUTO EQUIPMENT & SERVICE—.9%
Xinyi Glass Holding Co. Ltd.	1,370,072	1,845,429
BUILDING & CONSTRUCTION—2.2%
China Communications Construction Company Ltd.	1,445,000	4,520,985
CONSUMER PRODUCTS—.9%
Minth Group Ltd.	1,202,000	1,829,953
ELECTRONIC EQUIPMENT & INSTRUMENTS—.8%
Dongfang Electrical Machinery Company Limited Cl. H	179,000	1,591,203
FINANCIAL SERVICES—2.8%
Alibaba.com Corporation*	44,400	77,334
China Merchants Bank Co., Ltd.	345,500	1,758,525
Hong Kong Exchanges & Clearing Limited	81,500	2,693,954
Industrial and Commercial Bank Of China	1,121,000	1,058,693
		5,588,506
INDUSTRIAL CONGLOMERATES—1.1%
Peace Mark (Holdings) Limited	1,290,000	2,107,060
MACHINERY—1.2%
China Infrastructure Machinery Holdings Limited	448,000	989,544
Haitian International Holdings Ltd.	1,850,000	1,479,847
		2,469,391
MACHINERY, EQUIPMENT AND SUPPLIES—.8%
China High Speed Transmission Equipment Group Co.*	669,000	1,620,971
MEDICAL PRODUCTS—.4%
Shandong Weigao Group Medical Polymer Company Limited	348,000	772,256
METALS—.7%
China Molybdenum Co.*	558,000	1,443,451
OIL & GAS—1.9%
CNOOC Limited	1,815,000	3,784,177

THE CHINA-U.S. GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
PAPER & FOREST PRODUCTS—.5%
Qunxing Paper Holdings Company Limited*	1,288,000	$1,061,867
RAW MATERIALS—1.1%
China Coal Energy Company*	398,000	1,327,386
Hidili Industry International Development Limited*	590,355	880,490
		2,207,876
REAL ESTATE—3.9%
Franshion Properties China Limited*	2,742,000	2,161,534
Hang Lung Properties Limited	453,488	2,156,040
Sun Hung Kai Properties Limited	101,000	1,912,938
The Wharf (Holdings) Limited	280,000	1,672,602
		7,903,114
RETAIL—1.0%
Shanghai Industrial Holdings Limited	341,060	1,997,745
TRANSPORTATION—.8%
China Shipping Development Company Limited Cl. H	446,000	1,498,981
UTILITIES—1.3%
Hong Kong and China Gas Company Limited	979,600	2,622,529
TOTAL HONG KONG (Cost $29,410,804)		44,865,494
TAIWAN—5.6%
COMPUTERS & PERIPHERALS—1.4%
Foxconn Technology Co. Ltd.	88,550	1,065,880
Innolux Display Corporation	366,394	1,696,269
		2,762,149
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
Hon Hai Precision Industry Co., Ltd.	372,000	2,824,444
FINANCIAL SERVICES—.7%
Yuanta Financial Holding, Co.*	1,846,000	1,356,012
INDUSTRIAL CONGLOMERATES—.6%
Epistar Corporation	297,525	1,331,516
IT SERVICES—.6%
Simplo Technology Co., Ltd.	206,800	1,193,568
METALS—.5%
Shin Zu Shing Co.	132,000	969,630
SEMICONDUCTORS—.4%
MediaTek Incorporation	45,450	887,958
TOTAL TAIWAN (Cost $8,165,676)		11,325,277
TOTAL COMMON STOCKS (Cost $126,949,983)		189,432,994

THE CHINA-U.S. GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

PARTICIPATION NOTES—.9%	SHARES	VALUE
OIL INDUSTRIALS—.1%
Sany Heavy Industry Co., Ltd P-Note	34,010	$291,202
TRANSPORTATION—.8%
Daqin Railway Co., Ltd P-Note	493,799	1,557,554
TOTAL PARTICIPATION NOTES (Cost $916,756)		1,848,756
SHORT-TERM INVESTMENT—5.5%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 4.25%, 11/1/07 (Cost $11,103,000)	$11,103,000	11,103,000
Total Investments (Cost $138,969,739)(a)	100.4%	202,384,750
Liabilities in Excess of Other Assets	(0.4)	(761,375)
NET ASSETS	100.0%	$201,623,375

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $139,169,747 amounted to $63,215,003 which consisted of aggregate gross unrealized appreciation of $64,042,158 and aggregate gross unrealized depreciation of $827,155.

See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND

Statement of Assets and Liabilities October 31, 2007

ASSETS:
Investments in securities, at value (cost $138,969,739) see accompanying schedules of investments	$202,384,750
Foreign currency†	863,915
Receivable for FX contracts purchased	750,000
Receivable for investment securities sold	2,061,420
Receivable for shares of beneficial interest sold	3,361,390
Dividends and interest receivable	163,415
Prepaid Expenses	33,456
Total Assets	209,618,346
LIABILITIES:
Due to custodian	746,549
Payable for investment securities purchased	6,703,320
Payable for shares of beneficial interest redeemed	202,647
Accrued advisory fees	196,647
Accrued administrative fees	6,555
Accrued distribution fees	40,968
Accrued expenses	98,286
Total Liabilities	7,994,972
NET ASSETS	$201,623,375
Net Assets Consist of:
Paid in capital	$121,347,719
Undistributed net investment income (accumulated loss)	0
Undistributed net realized gain (accumulated loss)	16,860,645
Net unrealized appreciation (depreciation) of investments	63,415,011
NET ASSETS	$201,623,375
Net Asset Value Per Share	$25.09
Offering Price Per Share	$26.48
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6	8,037,291

† Value of foreign currency is equal to cost.

See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND

Statement of Operations for the year ended October 31, 2007

INVESTMENT INCOME:
Dividends (net of $5,095 of foreign withholding taxes)	$1,179,674
Interest	187,679
Total Income	1,367,353
EXPENSES:
Investment advisory fees—Note 3(a)	1,653,596
Distribution fees—Note 3(f)	229,337
Shareholder servicing fees—Note 3(f)	53,706
Administrative fees—Note 3(a)	44,720
Interest expense	3,370
Custodian fees	103,702
Transfer agent fees and expenses—Note 3(b)	132,617
Professional fees	54,895
Printing fees	108,290
Trustees fees	11,993
Registration fees	29,962
Miscellaneous	24,999
Total Expenses	2,451,187
Less fees waiver—Note 3(a)	(277,977)
Net Expenses	2,173,210
NET INVESTMENT INCOME (LOSS)	(805,857)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	17,949,756
Net realized loss on foreign currency transactions	(3,630)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	58,287,728
Net realized and unrealized gain on investments and foreign currency	76,233,854
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,427,997

See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND

Statements of Changes in Net Assets (in thousands)

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net investment loss	$(805,857)	$(167,343)
Net realized gain in investments and foreign currency transactions	17,946,126	10,205,900
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	58,287,728	3,319,935
Net increase in net assets resulting from operations	75,427,997	13,358,492
Distributions to shareholders from:
Net realized gains	(10,078,310)	(4,057,743)
Net increase from shares of beneficial interest transactions—Note 6	63,126,536	27,215,916
Total increase in net assets	128,476,223	36,516,665
Net Assets:
Beginning of year	73,147,152	36,630,487
END OF YEAR	$201,623,375	$73,147,152

See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2005		November 3, 2003(i) to October 31, 2004(ii)
Net asset value, beginning of period	$15.57		$12.99		$11.05		$10.00
Net investment loss(iii)	(0.13)		(0.04)		(0.07)		(0.08)
Net realized and unrealized gain on investments and foreign currency	11.67		4.03		2.01		1.13
Total from investment operations	11.54		3.99		1.94		1.05
Distributions from net realized gains	(2.02)		(1.41)		—		—
Net asset value, end of period	$25.09		$15.57		$12.99		$11.05
Total return(iv)	83.01%		33.48%		17.56%		10.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$201,623		$73,147		$36,630		$26,290
Ratio of expenses to average net assets	1.92	%(viii)	2.20	%(vii)	2.26	%(v)	2.44	%(vi)
Ratio of net investment loss to average net assets	(0.71)%		(0.30)%		(0.56)%		(0.81)%
Portfolio turnover rate	107.57%		192.21%		288.53%		267.42%

(i)  Commencement of operations.

(ii)  Ratios have been annualized; total return has not been annualized.

(iii)  Amount was computed based on average shares outstanding during the period.

(iv)  Does not reflect the effect of any sales charges.

(v)  Amount has been reduced by 0.51% due to expense reimbursements.

(vi)  Amount has been reduced by 0.43% due to expense reimbursements.

(vii)  Amount has been reduced by 0.16% due to expense reimbursements.

(viii)  Amount has been reduced by 0.25% due to expense reimbursements.

See Notes to Financial Statements.

THE CHINA-U.S. GROWTH FUND |

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The China-U.S. Growth Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by normally investing in equity securities which are publicly traded in the United States, China, Hong Kong and Taiwan markets. The Fund commenced operations on November 3, 2003 with the issuance of 10,000 shares at $10.00 per share to Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. The Fund's single share class was re-designated as Class A shares effective January 24, 2005, and are generally subject to an initial sales charge.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Fund are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional

THE CHINA-U.S. GROWTH FUND |

NOTES TO FINANCIAL STATEMENTS (Continued)

disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(c) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial statement purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and foreign currency transactions. The reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

THE CHINA-U.S. GROWTH FUND |

NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required.

The Fund has adopted the Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As result of FIN 48 adoption, there were no positions that required a tax benefit or expense to be recorded in the current year.

(f) Indemnification: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(g) Other: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by the Fund, pursuant to the provisions of its Investment Advisory Agreement and Administration Agreement with Fred Alger Management Inc. (Alger Management) are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

Advisory fee	1.46%
Administration fee	0.04

Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to the Fund pursuant to an investment advisory agreement with the Fund.

Through September 12, 2006, JF International Management, Inc. ("JFIM"), a registered investment adviser, acted as sub-advisor to the Fund under a written sub-advisory agreement with Alger Management. Effective September 20, 2006, Martin Currie, Inc., a registered investment advisor, replaced JFIM as sub-advisor to the Fund under a written sub-advisory agreement with Alger Management.

THE CHINA-U.S. GROWTH FUND |

NOTES TO FINANCIAL STATEMENTS (Continued)

Effective February 28, 2006, Alger Management established an expense cap for the Fund, whereby it reimbursed the Fund if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed 2.20% of average daily net assets. Alger Management has contractually agreed to extend the expense cap through February 28, 2008. As part of the settlement with the New York State Attorney General (see Note 8—Litigation) Alger Management has agreed to reduce its advisory fee to 1.20% for the period from December 1, 2006 through November 30, 2011. For the year ended October 31, 2007, Alger Management reimbursed/waived fees of the Fund totaling $277,977.

(b) Shareholder Administrative Servicing Fees: The Fund has entered into a shareholder administrative services agreement with Alger Services to compensate Alger Services on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Fund ("BFDS") and other related services. On June 30, 2007, the shareholder administrative services agreement was assigned to Alger Management. During the year ended October 31, 2007, the Fund incurred fees of $17,972 for these services provided by Alger Services.

(c) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges. For the year ended October 31, 2007, the initial sales charges retained by Fred Alger & Company (the "Distributor"), were approximately $18,986. Sales charges do not represent expenses of the Fund.

(d) Brokerage Commissions: During the year ended October 31, 2007, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $46,931 in connection with securities transactions.

(e) Trustees' Fees: The Fund pays each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

(f) Distribution/Shareholder Servicing Fees: The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets. The shareholder servicing agreement was terminated on February 28, 2007. On March 1, 2007, the Fund adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of .25% of the average daily net assets of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund's shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

THE CHINA-U.S. GROWTH FUND |

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Other Transactions with Affiliates: Certain directors and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE 4 — Securities Transactions:

During the year ended October 31, 2007, purchases and sales of investment securities, excluding short-term securities, aggregated $164,838,864 and $118,894,979, respectively.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5 — Line of Credit:

The Fund participates in a $50 million committed line of credit with other mutual funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand. The Fund may borrow under such line of credit exclusively for temporary or emergency purposes. For the year ended October 31, 2007, the Fund had average borrowings of $12,923, with a weighted average interest rate of 5.78%.

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2007		FOR THE YEAR ENDED OCTOBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	4,685,600	$87,914,296	2,119,274	$31,308,238
Dividends reinvested	551,695	8,192,670	281,093	3,482,743
Shares redeemed	(1,899,217)	(32,980,430)	(521,355)	(7,575,065)
Net increase	3,338,078	$63,126,536	1,879,012	$27,215,916

The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than one year after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities. During the year ended October 31, 2007 and the year ended October 31, 2006, redemption fees were $98,891 and $29,634, respectively.

THE CHINA-U.S. GROWTH FUND |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Tax Character of Distributions to Shareholders:

The tax character of distributions paid during the year ended October 31, 2007 and the year ended October 31, 2006 were as follows:

	YEAR ENDED OCTOBER 31, 2007	YEAR ENDED OCTOBER 31, 2006
Distributions paid from:
Ordinary Income	$8,336,911	$3,828,244
Long-term capital gain	1,741,399	229,499
Total distributions paid	$10,078,310	$4,057,743

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$13,375,945
Undistributed long-term gain	$3,684,707
Unrealized appreciation	$63,215,003

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

NOTE 8 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affected their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by

THE CHINA-U.S. GROWTH FUND |

NOTES TO FINANCIAL STATEMENTS (Continued)

the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases—a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")—were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The China-U.S. Growth Fund:

We have audited the accompanying statement of assets and liabilities of The China-U.S. Growth Fund (the "Fund"), including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China-U.S. Growth Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

December 14, 2007

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2007 and ending October 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value May 1, 2007	Expenses Paid Ending Account Value October 31, 2007	During the Period May 1, 2007 to October 31, 2007(b)
Actual	$1,000.00	$1,497.00	$12.08
Hypothetical(a)	1,000.00	1,015.53	9.75

(a)  5% annual return before expenses.

(b)  Expenses are equal to the fund's annualized expense ratio of 1.92%, Multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Tax Information (Unaudited)

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2007, 2.45% of the Funds ordinary dividend qualified for the dividends received deduction for corporations. For the year ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income $255,080.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund (Unaudited)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, Spectra Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger, CFA (45)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999–2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (54)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (62)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (73)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O'Neil (75)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (45)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York	2007	27

Nathan E. Saint-Amand M.D. (69)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1998. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (45) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2003	N/A

Hal Liebes (43) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997-2004.	2005	N/A

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006	N/A

Barry J. Mullen (54) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006	N/A

Anthony S. Caputo (52) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS (Continued)

Sergio M. Pavone (46) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Ms. Alger and Mr. Chung are an "interested person" (as defined in the Investment Company Act) of the Fund because of his affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal (Unaudited)

At an in-person meeting held on September 12, 2007, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Fund and Alger Management (the "Agreement"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund, with the Fund's sub-adviser providing portfolio management advice with respect to China securities. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of the Fund's portfolio had, since inception, been typical of a fund that holds itself out to investors as growth-oriented. They also noted the history of favorable reviews of Alger Management's shareholder-relations representatives by an independent rating concern. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

INVESTMENT PERFORMANCE OF THE FUNDS

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees determined that the overall performance of the Fund had been generally excellent, substantially exceeding that of its peers and its benchmark for all of the listed periods since inception.

FUND FEE AND EXPENSE RATIO; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES

The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2007. In addition, the Trustees reviewed the Fund's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee and expense ratio for the Fund were higher than most of the fees and expense ratios in the Callan reference group. The Trustees determined that this fact should be taken into account in weighing the size of

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

the fee against the nature, extent and quality of the services provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as it grows in size, but that adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

CONCLUSIONS AND DETERMINATIONS

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund's Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

The Board determined that the Fund's overall performance had been excellent.

The Board concluded that the Fund's advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Renewal of the Sub-Advisory Agreement

At the same meeting, the Trustees, including the Independent Trustees, unanimously approved renewal of the Sub-Advisory Agreement for the Fund between Martin Currie Inc. and Alger Management. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Martin Currie and Alger Management.

In evaluating the Sub-Advisory Agreement, the Trustees drew on materials from Martin Currie that had been provided to them in advance of the meeting, including a detailed account of Martin Currie's experience, resources and business relating to Greater China securities, its personnel who contribute to Martin Currie's Greater China portfolio management activities, and its general China-oriented investment philosophy, policies and procedures, including its research practices and resources and its portfolio trading practices. The Trustees were also furnished with a copy of Martin Currie's registration statement on Form ADV as filed with the SEC, a memorandum from counsel discussing the Trustees' legal responsibilities in considering renewal of the Sub-Advisory Agreement, and a copy of the Sub-Advisory Agreement itself.

NATURE, EXTENT AND QUALITY OF SERVICES; INVESTMENT PERFORMANCE

In considering the nature, extent and quality of the services provided by Martin Currie pursuant to the Sub-Advisory Agreement, the Trustees relied on the foregoing materials and discussions with Mr. Karabell and other Alger Management personnel. They noted Martin Currie's extensive background and resources as an investment management company in general and with respect to Greater China investments in particular and the considerable experience and qualifications of the Martin Currie personnel who would be supplying portfolio management services to the Fund. As to performance history, they noted that the performance of the Fund during Martin Currie's tenure had been good. The Trustees concluded that Martin Currie's experience, resources and strength in areas of importance to the Fund are considerable.

PROFITABILITY; ECONOMIES OF SCALE; SUB-ADVISORY FEE

In evaluating the sub-advisory fee paid to Martin Currie, the Trustees did not consider the profitability of the Sub-Advisory Agreement to Martin Currie and its affiliates or the topic of economies of scale, having determined that these topic would be more appropriately addressed in the course of a review of the Fund's Investment Management Agreement with

THE CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Management. As to the sub-advisory fee itself, the Trustees noted that the fee would be paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Martin Currie was providing to the Fund and of the fee to be paid by the Fund to Alger Management, there was no reason not to conclude that the fee to Martin Currie was fair and reasonable. Nor did they consider that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-advisory fee excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Sub-Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•  The Board concluded that the nature, extent and quality of the services provided by Martin Currie were adequate and appropriate.

•  The Board concluded that the fee to be paid to Martin Currie by Alger Management was fair and reasonable.

•  The Board determined that attention to economies of scale was more appropriately paid in the context of a review of the Investment Advisory Agreement with Alger Management.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Fund's Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 254-3796 or online on the Fund's website at http://www.alger.com or on the EDGAR Database on the SEC's website (http://www.sec.gov).

Fund Holdings

The Fund's most recent month end portfolio holdings are available approximately sixty days after month end on the Fund's website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund's Forms N-Q is available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 254-3796.

(This page has been intentionally left blank.)

THE CHINA-U.S. GROWTH FUND

111 Fifth Avenue

New York, NY 10003

(800) 254-3796

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The China-U.S. Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

SAC 103107

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2007	$32,000
October 31, 2006	$26,700

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2007	$4,260
October 31, 2006	$4,120

d) All Other Fees:

October 31, 2007	$6,200
October 31, 2006	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2007	$282,811 and 70,773 Euros
October 31, 2006	$217,212 and 26,884 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODEETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The China-U.S. Growth Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 19, 2007

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 19, 2007